                                                                    Exhibit 8(b)

                                   APPENDIX A
                                     to the
                            Administration Agreement
                            Among BlackRock Funds(SM),
                     BlackRock Advisors, Inc. and PFPC Inc.


                                                Class of
Name of Portfolio                               Shares
-----------------                               ------

Small Cap Value Equity Portfolio                Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Small Cap Growth Equity Portfolio               Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Large Cap Growth Equity Portfolio               Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Large Cap Value Equity Portfolio                Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Select Equity Portfolio                         Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C
                                                BlackRock

                                                Class of
Name of Portfolio                               Shares
-----------------                               ------

Index Equity Portfolio                          Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

International Equity Portfolio                  Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Balanced Portfolio                              Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Low Duration Bond Portfolio                     Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C
                                                BlackRock

Intermediate Bond Portfolio                     Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C
                                                BlackRock

Intermediate Government Bond Portfolio          Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Government Income Portfolio                     Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

                                                Class of
Name of Portfolio                               Shares
-----------------                               ------

Core Bond Total Return Portfolio                Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C
                                                BlackRock

Managed Income Portfolio                        Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

International Bond Portfolio                    Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Tax-Free Income Portfolio                       Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C
                                                BlackRock

Pennsylvania Tax-Free Income Portfolio          Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

New Jersey Tax-Free Income Portfolio            Institutional
                                                Service
                                                Investor A
                                                Investor B
                                                Investor C

Ohio Tax-Free Income Portfolio                  Institutional
                                                Service
                                                Investor A
                                                Investor B

                                                     Class of
Name of Portfolio                                    Shares
-----------------                                    ------

                                                     Investor C

Money Market Portfolio                               Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C
                                                     Hilliard Lyons

Municipal Money Market Portfolio                     Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C
                                                     Hilliard Lyons

U.S. Treasury Money Market Portfolio                 Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Ohio Municipal Money Market Portfolio                Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Pennsylvania Municipal Money Market Portfolio        Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C


North Carolina Municipal Money Market Portfolio      Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

                                                     Class of
Name of Portfolio                                    Shares
-----------------                                    ------

New Jersey Municipal Money Market Portfolio          Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Virginia Municipal Money Market Portfolio            Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Multi-Sector Mortgage Securities Portfolio III       Institutional

Mid-Cap Growth Equity Portfolio                      Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Mid-Cap Value Equity Portfolio                       Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

BlackRock Strategic Portfolio I                      Institutional

BlackRock Strategic Portfolio II                     Institutional

International Equity Opportunities Portfolio         Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

U.S. Equity Opportunities Portfolio                  Institutional
                                                     Service

                                                     Class of
Name of Portfolio                                    Shares
-----------------                                    ------

                                                     Investor A
                                                     Investor B
                                                     Investor C

GNMA Portfolio                                       Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Delaware Tax-Free Income Portfolio                   Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Kentucky Tax-Free Income Portfolio                   Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

High Yield Bond Portfolio                            Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C
                                                     BlackRock

Multi-Sector Mortgage Securities Portfolio IV        Institutional

Global Science & Technology Opportunities Portfolio  Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

European Equity Portfolio                            Institutional
                                                     Service

                                                     Class of
Name of Portfolio                                    Shares
-----------------                                    ------

                                                     Investor A
                                                     Investor B
                                                     Investor C

Asia Pacific Equity Portfolio                        Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Core Equity Portfolio                                Institutional

Global Communications Portfolio                      Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Core Plus Total Return Portfolio                     Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C
                                                     BlackRock

Small Cap Core Equity Portfolio                      Institutional
                                                     Service
                                                     Investor A
                                                     Investor B
                                                     Investor C

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of November __, 2002.

BLACKROCK FUNDS(SM)


By:____________________
Name:
Title:



BLACKROCK ADVISORS, INC.


By:____________________
Name:
Title:


PFPC INC.


By:____________________
Name:
Title:

                                   APPENDIX B

                           Administration Fees Payable
                       With Respect to BlackRock Funds(SM)

I.   Portfolios                                             Fund-Based Administration Fees
     ----------                                             ------------------------------
All Portfolios.                                             Administrators are entitled to receive a combined
                                                            fee, computed daily and payable monthly, at an
                                                            annual rate of .085% of the first $500 million of
                                                            each Portfolio's average daily net assets; .075% of
                                                            the next $500 million of each Portfolio's average
                                                            daily net assets; and .065% of each Portfolio's
                                                            average daily net assets in excess of $1 billion.

II.  Portfolios                                             Class-Specific Administration Fee
     ----------                                             ---------------------------------

Managed Income, Core Bond Total Return*,                    Administrators are entitled to receive a combined
Intermediate Government Bond, Tax-Free Income*, New         fee, computed daily and payable monthly, at the
Jersey Tax-Free Income, Ohio Tax-Free Income,               following maximum annual rates based on the average
Pennsylvania Tax-Free Income, Low Duration Bond*,           daily net assets allocated to each respective class
Intermediate Bond*, International Bond, Government          of shares:  .145% of the first $500 million of
Income, Multi-Sector Mortgage Securities Portfolio          average daily net assets allocated to each
III, Multi-Sector Mortgage Securities Portfolio IV,         respective class of shares, .135% of the next $500
BlackRock Strategic Portfolio I, BlackRock Strategic        million of such average daily net assets, and .125%
Portfolio II, GNMA, Delaware Tax-Free Income,               of all average daily net assets allocated to a class
Kentucky Tax-Free Income, High Yield Bond* and Core         of shares in excess of $1 billion.
Plus Total Return* Portfolios.

* With respect to BlackRock Shares of each of the Core Bond Total Return, Tax-Free Income, Low Duration Bond, Intermediate Bond, High Yield Bond and Core Plus Total Return Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market, U.S. Treasury             Administrators are entitled to receive a combined
Money Market, Ohio Municipal Money Market, New                  fee, computed daily and payable monthly, at the
Jersey Municipal Money Market, Pennsylvania                     following maximum annual rates based on the average
Municipal Money Market, North Carolina Municipal                daily net assets allocated to each respective class
Money Market and Virginia Municipal Money Market                of shares: .095% of the first $500 million of
Portfolios.                                                     average daily net assets allocated to a class of
                                                                shares, .085% of the next $500 million of such average
                                                                daily net assets, and .075% of all average daily net
                                                                assets allocated to a class of shares in excess of $1
                                                                billion.

Large Cap Value Equity, Large Cap Growth Equity,                Administrators are entitled to receive a combined
Small Cap Value Equity, International Equity, Index             fee, computed daily and payable monthly, at the
Equity, Balanced, Small Cap Growth Equity, Select               following maximum annual rates based on the average
Equity*, Mid-Cap Value Equity, Mid-Cap Growth                   daily assets allocated to each class of shares:
Equity, International Equity Opportunities, U.S.                .145% of the first $500 million of average daily net
Equity Opportunities, Global Science & Technology               assets allocated to a class of shares, .135% of the
Opportunities, European Equity, Asia Pacific Equity,            next $500 million of such average daily net assets
Core Equity, Global Communications and Small Cap                and .125% of all average daily net assets allocated
Core Equity Portfolios.                                         to a class of shares in excess of $1 billion.

* With respect to BlackRock Shares of the Select Equity Portfolio, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of that Portfolio: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, ..025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of November __, 2002.

BLACKROCK FUNDS(SM)


By:____________________
Name:
Title:



BLACKROCK ADVISORS, INC.


By:____________________
Name:
Title:


PFPC INC.


By:____________________
Name:
Title: